UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               September 14, 2004
                Date of Report (Date of earliest event reported)

                              TRUSTMARK CORPORATION
             (Exact name of registrant as specified in its charter)

  Mississippi                        0-3683                       64-0471500
(State or other              (Commission File Number)           (IRS Employer
jurisdiction of                                              Identification No.)
 incorporation)

248 East Capitol Street, Jackson, Mississippi                          39201
 (Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code:                (601)208-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors, Appointment of Principal Officers

(b) On September 14, 2004, and with immediate effect, William Neville III resigned as a member of the Board of Directors of Trustmark Corporation and from the Board of Directors of its subsidiary, Trustmark National Bank.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TRUSTMARK CORPORATION


BY:       /s/ Zach L. Wasson
          ------------------
          Zach L. Wasson
          Treasurer (Principal
          Financial Officer)

DATE:     September 14, 2004